                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       5
                TWELVE-MONTH DIVIDEND HISTORY       5
                             TOP FIVE SECTORS       6
NET ASSET VALUE AND COMMON SHARE MARKET PRICE       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      10

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      11
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      24
               REPORT OF INDEPENDENT AUDITORS      30
                   DIVIDEND REINVESTMENT PLAN      31



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32
                 RESULTS OF SHAREHOLDER VOTES      33
              TRUSTEE AND OFFICER INFORMATION      34

You have a time-tested partner in Van Kampen.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            6.10

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 2000--June 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sept 00                                                                     6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sept 01                                                                     3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2002)

------------------------------
NYSE Ticker Symbol - VBF
------------------------------

------------------------------------------------------------------------
One-year total return(1)                                       3.50%
------------------------------------------------------------------------
Five-year average annual total return(1)                       6.87%
------------------------------------------------------------------------
Ten-year average annual total return(1)                        7.34%
------------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                       6.81%
------------------------------------------------------------------------
Net asset value                                               $18.78
------------------------------------------------------------------------
Closing common share market price                             $18.50
------------------------------------------------------------------------
One-year high common share market price (07/03/01)            $20.35
------------------------------------------------------------------------
One-year low common share market price (09/24/01)             $17.85
------------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of June 30, 2002
- AAA/Aaa............   5.9%   [PIE CHART]
- AA/Aa..............   8.0%
- A/A................  29.3%
- BBB/Baa............  53.2%
- BB/Ba..............   2.7%
- B/B................   0.9%
As of June 30, 2001
- AAA/Aaa............   0.5%   [PIE CHART]
- AA/Aa..............   8.4%
- A/A................  31.4%
- BBB/Baa............  49.1%
- BB/Ba..............   9.9%
- B/B................   0.7%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the year ended June 30, 2002)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
9/01                                                                             0.350
12/01                                                                            0.330
3/02                                                                             0.330
6/02                                                                             0.315

The dividend history represents dividends that were paid on the fund and is no guarantee of the fund's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments--June 30, 2002)

[BAR GRAPH]

Captive Finance                                                                  9.40%
Life Insurance                                                                   8.80%
Telecommunications                                                               6.30%
Government & Government Agency                                                   5.60%
Media-Cable                                                                      5.10%

Subject to change daily.

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--June 1992 through June 2002)

[LINE GRAPH]

                                                                      NET ASSET VALUE               COMMON SHARE MARKET PRICE
                                                                      ---------------               -------------------------
6/92                                                                      19.8500                            19.7500
                                                                          20.4100                            21.2500
                                                                          20.0500                            20.2500
                                                                          20.9400                            20.7500
6/93                                                                      21.3300                            20.7500
                                                                          21.9500                            20.8750
                                                                          21.2900                            20.3750
                                                                          20.1200                            18.0000
6/94                                                                      19.0700                            18.1250
                                                                          18.7900                            17.1250
                                                                          18.5900                            16.7500
                                                                          19.3000                            18.2500
6/95                                                                      20.4100                            19.1250
                                                                          20.5700                            19.0000
                                                                          21.2700                            19.6250
                                                                          20.1800                            19.3750
6/96                                                                      19.9700                            18.1250
                                                                          19.9500                            18.7500
                                                                          20.3400                            18.7500
                                                                          19.7800                            18.7694
6/97                                                                      20.2800                            19.2500
                                                                          20.7700                            19.7500
                                                                          20.9100                            20.8125
                                                                          20.9200                            20.3750
6/98                                                                      21.1600                            19.6875
                                                                          21.3500                            19.8125
                                                                          21.0900                            20.0625
                                                                          20.4000                            19.2500
6/99                                                                      19.5900                            17.8750
                                                                          19.3100                            16.3750
                                                                          18.9800                            15.6875
                                                                          18.9800                            16.0625
6/00                                                                      18.7000                            16.7500
                                                                          18.9200                            17.0625
                                                                          19.2900                            17.4375
                                                                          19.5700                            18.5000
6/01                                                                      19.4100                            19.1500
                                                                          19.7000                            19.6000
                                                                          19.7100                            19.2700
                                                                          19.0800                            18.0000
6/02                                                                      18.7800                            18.5000

The solid line above represents the fund's net asset value (NAV), which indicates overall changes in value among the fund's underlying securities. The fund's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN BOND FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S TAXABLE FIXED INCOME TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE DAVID S. HOROWITZ, VICE PRESIDENT, AND GORDON W. LOERY, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST 12 MONTHS?

A   The credit market entered the
period in a slump as concerns over the state of the U.S. economy and corporate governance improprieties led many investors to trim their exposure to corporate bonds. The situation was only worsened by the tragic events of September 11, after which the corporate bond market suffered steep losses.

    The market seemed to recover its footing toward the end of the year as investors' expectations turned to imminent recovery for the U.S. economy and, as a result, for corporate profits. The equity markets also appeared to stabilize during that time and through the first months of 2002, which provided further support to the credit market. Wide spreads relative to Treasuries were the final ingredient that enticed many investors back into the credit markets.

    The corporate market suffered another reversal in the spring, when a string of high-profile accounting scandals began to seriously erode investor confidence in public companies. Both the equity and the credit markets suffered greatly from this loss of confidence.

    In sector terms, market performance was widely varied. Company-specific scandals in such areas as energy/utilities (Enron) and cable (Adelphia) seemed to drag down entire industry sectors, regardless of individual company fundamentals. The telecom area continued its string of underperformance, suffering more defaults than any other industry sector. Two high-profile companies--WorldCom and Qwest--were downgraded from investment grade to high yield, which further undermined confidence in the sector.

Q   HOW DID THE FUND PERFORM
    IN THIS ENVIRONMENT?

A   For the 12-month period ended
June 30, 2002, the fund generated a total return of 3.50 percent, based on common share market price. The fund's return reflects a decrease in common share market price from $19.15 per share on June 30, 2001, to $18.50 per share on June 30, 2002. The fund's quarterly dividend of $0.3150 per share translates to a distribution rate of
6.81 percent based on the fund's closing common share market price on June 30, 2002. Of course, past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and fund shares, when sold, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers BBB Corporate Bond Index posted a total return of 5.18 percent for the same period. The Lehman Brothers BBB Corporate Bond Index is a broad-based, unmanaged index, which reflects the performance of corporate bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT WERE THE KEY DRIVERS OF
    THE FUND'S RELATIVE PERFORMANCE?

A   Our search for well-priced
companies led us in recent years to invest in the telecommunications sector. The sector suffered significant losses during the period as several companies faced deep financial crises. We trimmed the portfolio's exposure, but the fund still suffered from what exposure it had.

    On a more positive note, the fund benefited from its relatively high credit quality. We grew increasingly cautious about the state of the economy over the period and boosted the fund's quality as a buffer against further deterioration in the economy. We did this through the purchase of higher-quality corporates as well as a small position in Treasuries. This strategy proved beneficial as investors gravitated to the higher-quality exposure.

Q   WHAT STRATEGIES DID YOU USE
    TO MANAGE THE FUND?

A   While we kept the portfolio's
credit quality high in case the economy continued its slump, we also started to position the fund to benefit from a potential turnaround. We added selectively to the fund's holdings in the financial sector in the belief that these companies would be among the first to gain if the economy turned the corner.

    In a similar vein, we added some exposure to hotel and travel companies. As with the financials, we believe that these companies are well positioned to benefit from an economic recovery. They had the added attraction of being quite cheap because of the travel industry's difficulties in the wake of September 11.

    Our analysts were also able to identify what we believed were several attractive bonds in the health-care sector. Many of these companies had suffered from financing difficulties, leading the market to cast the entire sector in a poor light. Through careful research, we found what we believe to be solid companies at very attractive prices.

    As mentioned, we did trim the fund's holdings in telecommunications stocks substantially. We had purchased these issues several years ago when the sector's prospects appeared more constructive. As the bonds' prices began to fall, we opted to sell holdings selectively in order to capture the best available prices for shareholders. We made several such sales during the period, so that the fund's holdings in telecommunications were reduced to below market weightings.

Q   WHAT IS YOUR OUTLOOK FOR
    THE FUND AND THE MARKETS IN THE COMING MONTHS?

A   Broadly speaking, we remain
optimistic about the credit market. Spreads continue to be relatively wide, with the market offering some compelling values. We anticipate that the economy is likely to grow moderately over the next 18 months. This growth should aid corporate balance sheets, which will in turn help lower defaults.

    We also believe that the high-yield market will benefit from a structural shift in its makeup that has occurred over the past year. One of the greatest excesses of the late 1990s occurred when more and more lower-quality companies were able to tap the high-yield market for financing. This wave of lower-quality companies helped drag down the market's overall credit quality and was a major contributor to the climbing default rates of the past two years. That trend has reversed in the past year, as lower-quality companies have been all but shut out of the market for new issuance. As a result, roughly 44 percent of last year's issuance was rated BB, relative to a historical average of 29 percent. This shift upward in quality should also help to reduce broader market default rates back to their historical averages from recent elevated levels.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DEFAULT: The failure to make required debt payments on time.

INVESTMENT-GRADE BONDS: Generally, securities rated BBB and above by Standard & Poor's Ratings Group or Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10 and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time-to-maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time-to-maturity extends.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short maturities and long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)    DESCRIPTION                                  COUPON   MATURITY      VALUE
         CORPORATE BONDS  88.3%
         AEROSPACE & DEFENSE  3.4%
$ 900    Lockheed Martin Corp. ...................... 7.750%   05/01/26   $    999,478
1,000    Lockheed Martin Corp. ...................... 8.500    12/01/29      1,210,632
1,990    Raytheon Co. ............................... 6.150    11/01/08      2,045,238
1,900    Raytheon Co. ............................... 8.300    03/01/10      2,168,685
  880    United Technologies Corp. .................. 6.100    05/15/12        913,146
                                                                          ------------
                                                                             7,337,179
                                                                          ------------
         AIRLINES  0.8%
  382    Continental Airlines, Inc. ................. 6.545    08/02/20        370,182
  104    Continental Airlines, Inc. ................. 6.648    03/15/19        101,808
1,191    Continental Airlines, Inc. ................. 6.900    01/02/18      1,178,593
                                                                          ------------
                                                                             1,650,583
                                                                          ------------
         AUTOMOTIVE  4.0%
  385    ArvinMeritor, Inc........................... 6.625    06/15/07        384,854
  755    ArvinMeritor, Inc........................... 8.750    03/01/12        810,585
2,000    DaimlerChrysler NA Holding.................. 7.375    09/15/06      2,155,770
2,355    Dana Corp................................... 9.000    08/15/11      2,331,450
3,000    Ford Motor Co. ............................. 7.450    07/16/31      2,800,440
                                                                          ------------
                                                                             8,483,099
                                                                          ------------
         BANKING  3.6%
1,135    Citigroup, Inc. ............................ 6.000    02/21/12      1,141,661
  755    Golden State Holdings....................... 7.125    08/01/05        806,886
3,340    J.P. Morgan Chase & Co. .................... 6.750    02/01/11      3,467,568
2,250    MBNA American Bank NA (b)................... 6.500    06/20/06      2,331,729
                                                                          ------------
                                                                             7,747,844
                                                                          ------------
         BROKERAGE  3.7%
1,540    Credit Suisse First Boston USA, Inc. ....... 5.750    04/15/07      1,577,123
  625    Credit Suisse First Boston USA, Inc. ....... 5.875    08/01/06        648,436
1,960    Goldman Sachs Group, Inc. .................. 6.875    01/15/11      2,035,288
1,000    Goldman Sachs Group, Inc. .................. 7.800    01/28/10      1,098,428
2,000    Lehman Brothers Holdings, Inc. ............. 8.500    05/01/07      2,272,392
  250    World Financial Prop., 144A--Private
         Placement (a)............................... 6.910    09/01/13        258,954
                                                                          ------------
                                                                             7,890,621
                                                                          ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)    DESCRIPTION                                  COUPON   MATURITY      VALUE
         BUILDING MATERIALS  1.5%
$ 750    Centex Corp. ............................... 7.500%   01/15/12   $    802,374
1,445    Centex Corp. ............................... 7.875    02/01/11      1,574,459
  700    Mohawk Industries, Inc. .................... 7.200    04/15/12        744,577
                                                                          ------------
                                                                             3,121,410
                                                                          ------------
         CAPTIVE FINANCE  8.9%
  180    Case Credit Corp. .......................... 6.125    02/15/03        176,721
  660    CIT Group, Inc. ............................ 7.750    04/02/12        650,815
2,000    Ford Motor Credit Co. ...................... 6.875    02/01/06      2,047,740
2,335    Ford Motor Credit Co. ...................... 7.250    10/25/11      2,350,133
2,525    General Electric Capital Corp. ............. 6.750    03/15/32      2,488,087
  580    General Motors Acceptance Corp. ............ 6.875    09/15/11        576,804
2,485    General Motors Acceptance Corp. ............ 8.000    11/01/31      2,548,807
2,000    Heller Financial, Inc. ..................... 6.375    03/15/06      2,136,086
2,080    Household Finance Corp. .................... 6.750    05/15/11      2,050,549
1,000    Household Finance Corp. .................... 7.875    03/01/07      1,067,611
  150    Household Finance Corp. .................... 8.000    07/15/10        158,668
2,500    International Lease Finance Corp. .......... 8.375    12/15/04      2,737,965
                                                                          ------------
                                                                            18,989,986
                                                                          ------------
         CONGLOMERATES  1.7%
1,275    Cooper Industries, Inc., 144A--Private
         Placement (a)............................... 5.250    07/01/07      1,276,225
2,350    Honeywell International, Inc. .............. 6.125    11/01/11      2,408,449
                                                                          ------------
                                                                             3,684,674
                                                                          ------------
         CONSTRUCTION MACHINERY  0.5%
  300    Case Corp. ................................. 6.250    12/01/03        292,922
  805    Kennametal, Inc. ........................... 7.200    06/15/12        805,823
                                                                          ------------
                                                                             1,098,745
                                                                          ------------
         ELECTRIC  4.9%
  310    Alliant Energy Resources, Inc. ............. 7.000    12/01/11        299,944
1,025    American Electric Power, Inc. .............. 6.125    05/15/06      1,045,175
  215    Calpine Corp. .............................. 8.500    02/15/11        145,125
1,000    Calpine Corp. .............................. 8.625    08/15/10        655,000
1,000    Cleveland Electric Illuminating Co. ........ 7.625    08/01/02      1,003,939
  865    Detroit Edison Co. ......................... 6.125    10/01/10        863,794
  960    Duquesne Light Co. ......................... 6.700    04/15/12      1,001,498
1,665    Mirant Americas Generation LLC.............. 7.200    10/01/08      1,317,205
1,323    Niagara Mohawk Power Corp. ................. 7.625    10/01/05      1,439,735
  540    PG & E National Energy Group, Inc. ......... 10.375   05/16/11        551,754

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)    DESCRIPTION                                  COUPON   MATURITY      VALUE
         ELECTRIC (CONTINUED)
$1,385   PSEG Energy Holdings, Inc................... 9.125%   02/10/04   $  1,410,005
  650    PSEG Energy Holdings, Inc., 144A--Private
         Placement (a)............................... 8.625    02/15/08        624,666
                                                                          ------------
                                                                            10,357,840
                                                                          ------------
         ENTERTAINMENT  0.9%
2,000    Time Warner Entertainment Co. .............. 8.375    07/15/33      1,995,498
                                                                          ------------

         ENVIRONMENTAL SERVICES  1.6%
  830    Republic Services, Inc. .................... 6.750    08/15/11        856,399
1,500    Waste Management, Inc. ..................... 7.000    10/15/06      1,558,885
  570    Waste Management, Inc. ..................... 7.000    07/15/28        535,406
  550    Waste Management, Inc. ..................... 7.375    08/01/10        571,960
                                                                          ------------
                                                                             3,522,650
                                                                          ------------
         FOOD  1.3%
2,000    ConAgra Foods, Inc. (c)..................... 7.500    09/15/05      2,167,932
  675    Smithfield Foods, Inc....................... 8.000    10/15/09        688,500
                                                                          ------------
                                                                             2,856,432
                                                                          ------------
         GAMING  1.5%
  975    Harrahs Operating Co., Inc. ................ 8.000    02/01/11      1,056,274
  180    Park Place Entertainment Corp. ............. 7.500    09/01/09        177,737
2,000    Park Place Entertainment Corp. ............. 7.950    08/01/03      2,045,164
                                                                          ------------
                                                                             3,279,175
                                                                          ------------
         HEALTHCARE  4.4%
3,205    Aetna, Inc. (c)............................. 7.375    03/01/06      3,362,558
  640    Amerisourcebergen Corp. .................... 8.125    09/01/08        664,000
1,275    Columbia/HCA, Inc. ......................... 6.910    06/15/05      1,331,175
1,390    HealthSouth Corp., 144A--Private
         Placement (a)............................... 7.625    06/01/12      1,379,322
1,440    Tenet Healthcare Corp....................... 6.875    11/15/31      1,421,947
1,130    UnitedHealth Group, Inc. ................... 5.200    01/17/07      1,149,366
                                                                          ------------
                                                                             9,308,368
                                                                          ------------
         HOME CONSTRUCTION  1.3%
2,575    Pulte Homes, Inc............................ 7.875    08/01/11      2,716,329
                                                                          ------------

         INTEGRATED ENERGY  0.9%
  325    Conoco, Inc. ............................... 6.950    04/15/29        333,160
1,500    Tosco Corp. ................................ 8.250    05/15/03      1,566,624
                                                                          ------------
                                                                             1,899,784
                                                                          ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)    DESCRIPTION                                  COUPON   MATURITY      VALUE
         LIFE INSURANCE  8.3%
$2,300   Anthem Insurance Inc., 144A--Private
         Placement (a)............................... 9.125%   04/01/10   $  2,602,949
2,045    Cigna Corp. (c)............................. 6.375    10/15/11      2,114,058
1,805    Hartford Life, Inc. ........................ 7.375    03/01/31      1,928,962
2,005    Health Net, Inc. ........................... 8.375    04/15/11      2,232,684
2,210    John Hancock Co., 144A--Private
         Placement (a)............................... 7.375    02/15/24      2,308,962
  585    Nationwide Financial Services, Inc. ........ 6.250    11/15/11        596,916
  635    Nationwide Mutual Insurance Co., 144A--
         Private Placement (a)....................... 7.500    02/15/24        604,706
  550    Nationwide Mutual Insurance Co., 144A--
         Private Placement (a)....................... 8.250    12/01/31        575,377
  500    New England Mutual, 144A--Private
         Placement (a)............................... 7.875    02/15/24        525,914
1,070    Prudential Holdings, LLC, 144A--Private
         Placement (a)............................... 7.245    12/18/23      1,128,217
2,840    Prudential Holdings, LLC, 144A--Private
         Placement (a)............................... 8.695    12/18/23      3,090,837
                                                                          ------------
                                                                            17,709,582
                                                                          ------------
         LODGING  2.1%
1,215    Hyatt Equities LLC, 144A--Private
         Placement (a)............................... 6.875    06/15/07      1,221,506
  610    Marriott International, Inc. ............... 8.125    04/01/05        658,812
  620    Marriott International, Inc. ............... 7.000    01/15/08        651,249
  590    Starwood Hotels Resorts, 144A--Private
         Placement (a)............................... 7.375    05/01/07        583,362
1,375    Starwood Hotels Resorts, 144A--Private
         Placement (a)............................... 7.875    05/01/12      1,354,375
                                                                          ------------
                                                                             4,469,304
                                                                          ------------
         MEDIA-CABLE  4.8%
  500    Charter Communication Holdings LLC.......... 8.250    04/01/07        337,500
1,095    Comcast Cable Communications................ 8.375    05/01/07      1,122,597
2,000    Comcast Cable Communications, Inc. (c)...... 8.125    05/01/04      2,071,338
7,000    TCI Communications, Inc. ................... 9.250    01/15/23      6,838,118
                                                                          ------------
                                                                            10,369,553
                                                                          ------------
         MEDIA-NONCABLE  4.3%
  840    AOL Time Warner, Inc. ...................... 7.625    04/15/31        737,468
2,500    Clear Channel Commerce, Inc. ............... 7.250    10/15/27      2,291,155
1,000    Harcourt General, Inc. ..................... 7.200    08/01/27        974,480

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)    DESCRIPTION                                  COUPON   MATURITY      VALUE
         MEDIA-NONCABLE (CONTINUED)
$1,750   Harcourt General, Inc. ..................... 8.875%   06/01/22   $  2,052,192
2,880    News America Holdings, Inc. ................ 8.875    04/26/23      3,058,514
                                                                          ------------
                                                                             9,113,809
                                                                          ------------
         NATURAL GAS DISTRIBUTORS  0.3%
  565    Consolidated Natural Gas Co. ............... 6.250    11/01/11        567,513
                                                                          ------------

         NATURAL GAS PIPELINES  2.4%
1,455    Duke Capital Corp. ......................... 6.250    02/15/13      1,449,555
  150    El Paso Corp. .............................. 7.000    05/15/11        143,832
1,240    El Paso Corp., 144A--Private
         Placement (a)............................... 7.875    06/15/12      1,250,958
1,000    Transcontinental Gas Pipe Line Corp. ....... 7.250    12/01/26        776,470
  850    Transcontinental Gas Pipe Line Corp......... 7.000    08/15/11        757,023
1,000    Williams Cos., Inc. ........................ 7.500    01/15/31        719,815
                                                                          ------------
                                                                             5,097,653
                                                                          ------------
         NONCAPTIVE-CONSUMER FINANCE  1.5%
3,075    American Express Co. (c).................... 5.500    09/12/06      3,184,393
                                                                          ------------

         PAPER  0.5%
  995    MeadWestvaco Corp. ......................... 6.850    04/01/12      1,046,479
                                                                          ------------

         PROPERTY & CASUALTY  1.6%
2,000    Farmers Exchange Capital, 144A--Private
         Placement (a)............................... 7.050    07/15/28      1,487,120
1,815    Farmers Insurance Exchange Surplus, 144A--
         Private Placement (a)....................... 8.625    05/01/24      1,610,651
  255    Florida Windstorm Underwriting, 144A--
         Private Placement (a)....................... 7.125    02/25/19        270,900
                                                                          ------------
                                                                             3,368,671
                                                                          ------------
         RAILROADS  4.1%
1,000    CSX Corp. .................................. 6.750    03/15/11      1,050,488
7,000    Union Pacific Corp. ........................ 8.350    05/01/25      7,618,800
                                                                          ------------
                                                                             8,669,288
                                                                          ------------
         REAL ESTATE INVESTMENT TRUSTS  2.1%
1,310    EOP Operating LP............................ 7.500    04/19/29      1,292,665
  495    Istar Financial, Inc. ...................... 8.750    08/15/08        491,470
2,125    Simon Property LP........................... 6.375    11/15/07      2,182,696
  585    Vornado Realty.............................. 5.625    06/15/07        582,351
                                                                          ------------
                                                                             4,549,182
                                                                          ------------
         REFINING  0.1%
  250    Vintage Petroleum, Inc. .................... 7.875    05/15/11        227,500
                                                                          ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)    DESCRIPTION                                  COUPON   MATURITY      VALUE
         RETAIL  3.4%
$1,440   CVS Corp.................................... 5.500%   02/15/04   $  1,481,155
1,000    Federated Department Stores, Inc. .......... 6.300    04/01/09      1,018,022
1,500    Federated Department Stores, Inc. .......... 6.625    09/01/08      1,572,751
1,200    Lowe's Cos., Inc. .......................... 6.500    03/15/29      1,156,495
  490    Lowe's Cos., Inc. .......................... 6.875    02/15/28        494,299
  820    May Department Stores Co. .................. 5.950    11/01/08        840,215
  700    May Department Stores Co. .................. 6.700    09/15/28        689,112
                                                                          ------------
                                                                             7,252,049
                                                                          ------------
         SUPERMARKETS  1.0%
2,035    Kroger Co. ................................. 7.375    03/01/05      2,184,271
                                                                          ------------

         TECHNOLOGY  0.4%
  905    Sun Microsystems, Inc. ..................... 7.650    08/15/09        956,745
                                                                          ------------

         TELECOMMUNICATIONS  6.0%
  825    Alltel Corp. ............................... 7.000    07/01/12        824,631
  140    AT&T Corp., 144A--Private Placement (a)..... 7.300    11/15/11        116,417
2,220    AT&T Corp., 144A--Private Placement (a)..... 8.000    11/15/31      1,747,422
1,000    AT&T Wireless Services, Inc. ............... 7.875    03/01/11        809,151
1,110    AT&T Wireless Services, Inc. ............... 8.750    03/01/31        859,461
  475    Global Crossing Holdings Ltd.
         (Bermuda) (d) (e)........................... 8.700    08/01/07          7,125
1,435    Global Crossing Holdings Ltd.
         (Bermuda) (d) (e)........................... 9.125    11/15/06         21,525
  755    Nextel Communications, Inc. ................ 9.375    11/15/09        385,050
5,000    Sprint Corp. ............................... 9.500    04/01/03      5,234,015
  985    Verizon Communications, Inc. ............... 6.940    04/15/28        882,366
1,250    Verizon Global Funding Corp. ............... 6.750    12/01/05      1,296,739
  590    Verizon New England, Inc. .................. 6.500    09/15/11        578,160
                                                                          ------------
                                                                            12,762,062
                                                                          ------------
         TRANSPORTATION SERVICES  0.5%
  120    Hertz Corp. ................................ 7.400    03/01/11        118,442
  895    Hertz Corp. ................................ 7.625    06/01/12        883,911
                                                                          ------------
                                                                             1,002,353
                                                                          ------------

         TOTAL CORPORATE BONDS  88.3%..................................    188,470,624
                                                                          ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)    DESCRIPTION                                  COUPON   MATURITY      VALUE
         CONVERTIBLE CORPORATE OBLIGATIONS  0.8%
         TECHNOLOGY  0.8%
$1,965   Corning, Inc. (Convertible into 16,369
         common shares)..............................   *      11/08/15   $    992,325
1,430    Solectron Corp. (Convertible into 16,854
         common shares), LYON........................   *      11/20/20        664,950
                                                                          ------------

         TOTAL CONVERTIBLE CORPORATE OBLIGATIONS.......................      1,657,275
                                                                          ------------

         GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  5.3%
    0    Government National Mortgage Association
         Pool........................................ 10.000%  10/15/16            330
1,400    Ontario Province (Canada)................... 7.625    06/22/04      1,517,702
  500    Republic of Italy (Italy)................... 5.250    04/05/06        515,752
3,000    Saskatchewan Province (Canada).............. 8.000    07/15/04      3,271,575
1,000    United States Treasury Bonds................ 8.125    08/15/21      1,290,761
2,400    United States Treasury Bonds................ 10.750   05/15/03      2,584,966
2,000    United States Treasury Bonds................ 11.625   11/15/02      2,074,588
                                                                          ------------

         TOTAL GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS............     11,255,674
                                                                          ------------

                                                                          MARKET
DESCRIPTION                                                   SHARES      VALUE
EQUITY  0.0%
TELECOMMUNICATIONS  0.0%
McLeodUSA, Inc. (f).........................................   438     $      1,642
McLeodUSA, Inc. (970 Preferred Stock Warrants) (f)..........   970              126
                                                                       ------------

TOTAL EQUITY........................................................          1,768
                                                                       ------------

TOTAL LONG-TERM INVESTMENTS  94.4%
  (Cost $201,029,225)...............................................    201,385,341
                                                                       ------------

SHORT-TERM INVESTMENTS  2.1%
REPURCHASE AGREEMENT  1.8%
Bank of America Securities ($3,866,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 06/28/02,
  to be sold on 07/01/02 at $3,866,612).............................      3,866,000
                                                                       ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002

                                                                          MARKET
DESCRIPTION                                                               VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS  0.3%
United States Treasury Bill ($250,000 par, yielding 1.577%, 07/18/02
  maturity).........................................................   $    249,814
United States Treasury Bill ($500,000 par, yielding 1.891%, 10/17/02
  maturity).........................................................        497,180
                                                                       ------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS............................        746,994
                                                                       ------------

TOTAL SHORT-TERM INVESTMENTS  2.1%
  (Cost $4,612,994).................................................      4,612,994
                                                                       ------------

TOTAL INVESTMENTS  96.5%
  (Cost $205,642,219)...............................................    205,998,335

OTHER ASSETS IN EXCESS OF LIABILITIES  3.5%.........................      7,380,441
                                                                       ------------

NET ASSETS  100.0%..................................................   $213,378,776
                                                                       ============

 * Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Assets segregated as collateral for open futures transactions.

(d) Non-income producing as security is in default.

(e) This company has filed for protection in federal bankruptcy court.

(f) Non-income producing security.

LYON--Liquid Yield Option Rate

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2002

ASSETS:
Total Investments (Cost $205,642,219).......................  $205,998,335
Cash........................................................       380,724
Receivables:
  Investments Sold..........................................     5,128,654
  Interest..................................................     3,905,920
  Variation Margin on Futures...............................        12,814
Other.......................................................        49,098
                                                              ------------
    Total Assets............................................   215,475,545
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,810,750
  Investment Advisory Fee...................................        86,677
  Affiliates................................................         5,575
Trustees' Deferred Compensation and Retirement Plans........       125,534
Accrued Expenses............................................        68,233
                                                              ------------
    Total Liabilities.......................................     2,096,769
                                                              ------------
NET ASSETS..................................................  $213,378,776
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($213,378,776 divided by
  11,362,465 shares outstanding)............................  $      18.78
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($1.00 par value with 15,000,000 shares
  authorized, 11,362,465 shares issued and outstanding).....  $ 11,362,465
Capital.....................................................   207,607,803
Net Unrealized Appreciation.................................       615,636
Accumulated Undistributed Net Investment Income.............      (599,949)
Accumulated Net Realized Loss...............................    (5,607,179)
                                                              ------------
NET ASSETS..................................................  $213,378,776
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2002

INVESTMENT INCOME:
Interest....................................................  $15,652,379
Other.......................................................        2,606
                                                              -----------
    Total Income............................................   15,654,985
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,077,317
Shareholder Services........................................       97,392
Trustees' Fees and Related Expenses.........................       43,008
Custody.....................................................       26,349
Legal.......................................................       11,569
Other.......................................................      182,029
                                                              -----------
    Total Expenses..........................................    1,437,664
    Less Credits Earned on Cash Balances....................        6,346
                                                              -----------
    Net Expenses............................................    1,431,318
                                                              -----------
NET INVESTMENT INCOME.......................................  $14,223,667
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(4,273,457)
  Futures...................................................    1,680,469
                                                              -----------
Net Realized Loss...........................................   (2,592,988)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    4,350,085
                                                              -----------
  End of the Period:
    Investments.............................................      356,116
    Futures.................................................      259,520
                                                              -----------
                                                                  615,636
                                                              -----------
Net Unrealized Depreciation During the Period...............   (3,734,449)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(6,327,437)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 7,896,230
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                          YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 2002    JUNE 30, 2001
                                                         ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................... $ 14,223,667     $ 15,887,084
Net Realized Gain/Loss..................................   (2,592,988)       1,117,893
Net Unrealized Appreciation/Depreciation During the
  Period................................................   (3,734,449)       6,663,849
                                                         ------------     ------------
Change in Net Assets from Operations....................    7,896,230       23,668,826

Distributions from Net Investment Income................  (15,054,433)     (15,565,382)
                                                         ------------     ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....   (7,158,203)       8,103,444

NET ASSETS:
Beginning of the Period.................................  220,536,979      212,433,535
                                                         ------------     ------------
End of the Period (Including accumulated undistributed
  net investment income of ($599,949) and $802,655
  respectively)......................................... $213,378,776     $220,536,979
                                                         ============     ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         ----------------------------
                                                         2002 (A)     2001      2000
                                                         ----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............   $19.41     $18.70    $19.59
                                                          ------     ------    ------
  Net Investment Income................................     1.26       1.40      1.43
  Net Realized and Unrealized Gain/Loss................     (.56)       .68      (.93)
                                                          ------     ------    ------
Total from Investment Operations.......................      .70       2.08       .50
Less Distributions from Net Investment Income..........     1.33       1.37      1.39
                                                          ------     ------    ------
NET ASSET VALUE, END OF THE PERIOD.....................   $18.78     $19.41    $18.70
                                                          ======     ======    ======
Common Share Market Price at End of the Period.........   $18.50     $19.15    $16.75
Total Return (b).......................................    3.50%     23.10%     1.88%
Net Assets at End of the Period (In millions)..........   $213.4     $220.5    $212.4
Ratio of Operating Expenses to Average Net Assets......     .65%       .68%      .64%
Ratio of Convertible Note Expenses to Average Net
  Assets (c)...........................................       --         --        --
Ratio of Net Investment Income to Average Net Assets...    6.39%      7.25%     7.48%
Portfolio Turnover.....................................     107%        88%       71%
Assuming full dilution of debt: (c)
  Net Asset Value, End of the Period...................       --         --        --
  Number of Shares Outstanding, End of the Period
    (000)..............................................       --         --        --

(a) As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets by .24%. Per share, ratios and supplemental data for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

(b) Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) On January 3, 1995, the Fund paid off its outstanding convertible extendible note.

YEAR ENDED JUNE 30,
----------------------------------------------------------------------
     1999       1998      1997     1996      1995      1994      1993
----------------------------------------------------------------------
    $ 21.16   $  20.26   $19.97   $ 20.41   $ 19.07   $ 21.33   $19.85
    -------   --------   ------   -------   -------   -------   ------
       1.41       1.48     1.56      1.54      1.52      1.56     1.58
      (1.56)       .93      .27      (.44)     1.36     (2.28)    1.55
    -------   --------   ------   -------   -------   -------   ------
       (.15)      2.41     1.83      1.10      2.88      (.72)    3.13
       1.42       1.51     1.54      1.54      1.54      1.54     1.65
    -------   --------   ------   -------   -------   -------   ------
    $ 19.59   $  21.16   $20.26   $ 19.97   $ 20.41   $ 19.07   $21.33
    =======   ========   ======   =======   =======   =======   ======
    $17.875   $19.6875   $19.25   $18.125   $19.125   $18.125   $20.75
     -2.45%     10.08%   15.06%     2.61%    14.89%    -5.59%   13.76%
    $ 222.6   $  240.4   $230.2   $ 226.9   $ 231.9   $ 216.6   $235.6
       .66%       .65%     .68%      .67%      .68%      .68%     .71%
         --         --       --        --      .39%      .82%     .98%
      6.79%      7.04%    7.70%     7.47%     7.92%     7.29%    7.65%
        10%        27%       8%       11%        8%        2%      19%
         --         --       --        --        --   $ 19.07   $21.09
         --         --       --        --        --    12,411   12,411

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Bond Fund (the "Fund") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek interest income while conserving capital through investing in a diversified portfolio consisting primarily of high-quality debt securities.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed securities and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange in which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At June 30, 2002, there were no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Premiums are amortized and discounts are accreted over the expected life of each applicable security.

    As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing premium on fixed income securities. Prior to July 1, 2001, the Fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $588,991 reduction in cost of securities and a corresponding $588,991 increase in net unrealized appreciation based on securities held by the Fund on July 1, 2001.

    The effect of this change for the year ended June 30, 2002 was to decrease net investment income by $545,535; decrease net unrealized depreciation by $91,135, and decrease net realized losses by $454,400. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

    The revised version of the Guide also requires that paydown gains and losses on mortgage- and asset-backed securities be presented as interest income. Previously, paydown gains and losses on mortgage- and asset-backed securities were shown as a component of realized gain/loss. The effect of this change for the year ended June 30, 2002 was to decrease net investment income and decrease net realized loss by $534.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At June 30,

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

2002, the Fund had an accumulated capital loss carryforward for tax purposes of $848,660, which will expire on June 30, 2009.

    At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $206,331,182
                                                                ============
Gross tax unrealized appreciation...........................    $  5,519,841
Gross tax unrealized depreciation...........................      (5,852,688)
                                                                ------------
Net tax unrealized depreciation on investments..............    $   (332,847)
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during 2002 and 2001 was as follows:

                                                               2002           2001
Distributions paid from:
  Ordinary income.........................................  $15,283,368    $15,336,914
  Long-term capital gain..................................          -0-            -0-
                                                            -----------    -----------
                                                            $15,283,368    $15,336,914
                                                            ===========    ===========

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to expenses which are not deductible for tax purposes totaling $17,055 were reclassified from accumulated undistributed net investment income to capital and $98 relating to the recognition of net realized gains on paydowns of mortgage pool obligations was reclassified from accumulated net realized loss to accumulated undistributed net investment income.

    As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $666,671
Undistributed long-term capital gain........................         -0-

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions, gains or losses recognized for tax purposes on open future transactions on June 30, 2002 and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended June 30, 2002, the Fund's custody fee was reduced by $6,346 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .50%
Next $100 million...........................................       .45%
Next $100 million...........................................       .40%
Over $350 million...........................................       .35%

    For the year ended June 30, 2002, the Fund recognized expenses of approximately $11,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $18,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses on the Statement of Operations.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $223,751,723 and $229,056,174, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended June 30, 2002, were as follows:

                                                                CONTRACTS
Outstanding at June 30, 2001................................          0
Futures Opened..............................................      2,005
Futures Closed..............................................     (1,602)
                                                                 ------
Outstanding at June 30, 2002................................        403
                                                                 ======

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

    The futures contracts outstanding as of June 30, 2002 and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
  5-Year U.S. Treasury Note Future, September 2002
    (Current Notional Value of $107,422 per contract).......     244         $522,484
  2-Year U.S. Treasury Note Future, September 2002
    (Current Notional Value of $209,953 per contract).......      10           16,366
SHORT CONTRACTS:
  U.S. Treasury Bond Future, September 2002
    (Current Notional Value of $102,781 per contract).......     110         (256,627)
  10-Year U.S. Treasury Note Future, September 2002
    (Current Notional Value of $107,234 per contract).......      39          (22,703)
                                                                 ---         --------
                                                                 403         $259,520
                                                                 ===         ========

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Bond Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Bond Fund (the "Fund"), including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated July 23, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Bond Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2002

DIVIDEND REINVESTMENT PLAN

    The Fund pays distributions in cash, but if you own more than 100 shares in your own name, you may elect to participate in the Fund's dividend reinvestment plan (the "Plan"). Under the Plan, shares will be issued by the Fund at net asset value on a date determined by the Board of Trustees between the record and payable dates on each distribution; however, if the market price including brokerage commissions, is less than the net asset value, the amount of the distribution will be paid to the Plan Agent, which will buy such shares as are available at prices below the net asset value. (If the market price is not significantly less than the net asset value, it is possible that open market purchases of shares may increase the market price so that such price plus brokerage commissions would equal or exceed the net asset value of such shares.) If the Plan Agent cannot buy the necessary shares at less than net asset value before the distribution date, the balance of the distribution will be made in authorized but unissued shares of the Fund at net asset value. The cost per share will be the average cost, including brokerage commissions, of all shares purchased. Since all shares purchased from the Fund are at net asset value, there will be no dilution, and no brokerage commissions are charged on such shares.

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distributions.

    You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own the required 100 shares. Elections and terminations will be effective for distributions declared after receipt. If you withdraw from the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribution for which such amendment or termination is effective.

    Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:

                      STATE STREET BANK AND TRUST COMPANY

                               C/O EQUISERVE LLP

                                 P.O. BOX 8200

                             BOSTON, MA 02266-8200

                                 1-800-821-1238

    If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN BOND FUND

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND SHAREHOLDER SERVICING AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe LLP
P.O. Box 43011
Providence, Rhode Island 02940-3011


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 Inquiries about an investor's account should be referred to the Fund's transfer agent

                       State Street Bank and Trust Company
                                c/o EQUISERVE LLP
                                 P.O. Box 43011
                       Providence, Rhode Island 02940-3011
                            Telephone: (800) 821-1238
                                Alaska and Hawaii
                          Call Collect: (781) 575-2000
                    Ask for Closed-End Fund Account Services

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on June 12, 2002, where shareholders voted on the election of trustees.

1) With regards to the election of the following trustees by the common shareholders of the Fund:

                                                                  # OF SHARES
                                                              --------------------
                                                              IN FAVOR    WITHHELD
----------------------------------------------------------------------------------
David C. Arch...............................................  9,870,821   161,284
Howard J Kerr...............................................  9,854,347   177,758

The other trustees of the Fund whose terms did not expire in 2002 are Hugo F. Sonnenschein, Rod Dammeyer, Richard F. Powers, III, Theodore A. Myers, and Wayne
W. Whalen.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Trust and their principal occupations for the last five years, other directorships held by the trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
David C. Arch (57)         Trustee      Trustee     Mr. Arch is Chairman and Chief Executive            37
Blistex Inc.                            since 1997  Officer of Blistex Inc., a consumer health
1800 Swift Drive                                    care products manufacturer, and former
Oak Brook, IL 60523                                 Director of the World Presidents
                                                    Organization-Chicago Chapter. Mr. Arch is also
                                                    a Trustee or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
David C. Arch (57)         Mr. Arch is a member of
Blistex Inc.               the Board of Directors of
1800 Swift Drive           the Heartland Alliance, a
Oak Brook, IL 60523        non-profit organization
                           serving human needs based
                           in Chicago.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Rod Dammeyer (61)          Trustee      Trustee     Mr. Dammeyer is President of CAC, llc., a           37
CAC, llc.                               since 1997  private company offering capital investment
676 North Michigan Avenue                           and management advisory services. Mr. Dammeyer
Suite 2800                                          is also a Trustee or Managing General Partner
Chicago, IL 60611                                   of other investment companies advised by the
                                                    Advisers. Prior to February 2001, Mr. Dammeyer
                                                    was Vice Chairman and Director of Anixter
                                                    International, Inc. and IMC Global Inc. Prior
                                                    to July 2000, Mr. Dammeyer was a Managing
                                                    Partner of Equity Group Corporate Investment
                                                    (EGI), a company that makes private
                                                    investments in other companies. Prior to 1997,
                                                    Mr. Dammeyer was President, Chief Executive
                                                    Officer and a Director of Great American
                                                    Management & Investment, Inc., a diversified
                                                    manufacturing company.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Rod Dammeyer (61)          Mr. Dammeyer is a member
CAC, llc.                  of the Board of Directors
676 North Michigan Avenue  of TeleTech Holdings
Suite 2800                 Inc., Stericycle, Inc.,
Chicago, IL 60611          GATX Corporation,
                           Therasense, Inc., and
                           Peregrine Systems Inc.
                           and a member of the Board
                           of Trustees of the
                           University of Chicago
                           Hospitals and Health
                           Systems. Prior to July
                           2000, Mr. Dammeyer was a
                           member of the Board of
                           Directors of Allied Riser
                           Communications Corp.,
                           Matria Healthcare Inc.,
                           Transmedia Networks,
                           Inc., CNA Surety, Corp.
                           and Grupo Azcarero Mexico
                           (GAM). Prior to April
                           1999, Mr. Dammeyer was a
                           Director of Metal
                           Management, Inc. Prior to
                           1998, Mr. Dammeyer was a
                           Director of Lukens, Inc.,
                           Capsure Holdings Corp.,
                           Revco D.S., Inc., the
                           Chase Manhattan
                           Corporation National
                           Advisory Board and Sealy,
                           Inc. Prior to 1997, Mr.
                           Dammeyer was a Director
                           of Flacon Building
                           Products, Inc.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Howard J Kerr (66)         Trustee      Trustee     Mr. Kerr is a Trustee or Managing General           37
736 North Western Avenue                since 1997  Partner of other investment companies advised
P.O. Box 317                                        by the Advisers. Prior to 1998, Mr. Kerr was
Lake Forest, IL 60045                               the President and Chief Executive Officer of
                                                    Pocklington Corporation, Inc., an Investment
                                                    holding company.
Theodore A. Myers (72)     Trustee      Trustee     Mr. Myers is a financial consultant. Mr. Myers      37
550 Washington Avenue                   since 1997  is also a Trustee or Managing General Partner
Glencoe, IL 60022                                   of other investment companies advised by the
                                                    Advisers. Prior to 1998, Mr. Myers was a
                                                    Senior Financial Advisor (and, prior to 1997,
                                                    an Executive Vice President, Chief Financial
                                                    Officer and Director) of Qualitech Steel
                                                    Corporation, a producer of high quality
                                                    engineered steels for automotive,
                                                    transportation and capital goods industries.
                                                    Prior to 1997, Mr. Myers was a member of the
                                                    Arthur Andersen Chief Financial Officers'
                                                    Committee.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Howard J Kerr (66)         Mr. Kerr is a Director of
736 North Western Avenue   Canbra Foods, Ltd., a
P.O. Box 317               Canadian oilseed
Lake Forest, IL 60045      crushing, refining,
                           processing and packaging.
                           operation, and the Marrow
                           Foundation.
Theodore A. Myers (72)     Mr. Myers is a Director
550 Washington Avenue      of Met Life Investors
Glencoe, IL 60022          (formerly known as COVA
                           Financial Life
                           Insurance). Prior to
                           1997, Mr. Myers was a
                           Director of McLouth
                           Steel.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Hugo F. Sonnenschein (61)  Trustee      Trustee     Mr. Sonnenschein is President Emeritus and          37
1126 E. 59th Street                     since 1997  Honorary Trustee of the University of Chicago
Chicago, IL 60637                                   and the Hutchinson Distinguished Service
                                                    Professor in the Department of Economics at
                                                    the University of Chicago. Prior to July 2000,
                                                    Mr. Sonnenschein was President of the
                                                    University of Chicago. Mr. Sonnenschein is a
                                                    member of the Board of Trustees of the
                                                    University of Rochester and a member of its
                                                    investment committee. Mr. Sonnenschein is a
                                                    member of the National Academy of Sciences,
                                                    the American Philosophical Society, and a
                                                    fellow of the American Academy of Arts and
                                                    Sciences. Mr. Sonnenschein is also a Trustee
                                                    or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Hugo F. Sonnenschein (61)
1126 E. 59th Street
Chicago, IL 60637

INTERESTED TRUSTEES*:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INTERESTED TRUSTEE         TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Richard F. Powers, III*    Chairman     Trustee     Mr. Powers is Chairman, Director, President,        98
(56)                                    since 1999  Chief Executive Officer and Managing Director
1 Parkview Plaza                                    of Van Kampen; Chairman, Director, Chief
Oakbrook Terrace, IL                                Executive Officer and Managing Director of the
60181                                               Advisers, Distributor, Van Kampen Advisors
                                                    Inc. and Van Kampen Management Inc.; Director
                                                    of other subsidiaries of Van Kampen; and Chief
                                                    Sales and Marketing Officer of Morgan Stanley
                                                    Asset Management Inc. Mr. Powers is also
                                                    Chairman of the Board, Trustee/Director and
                                                    President of funds in the Fund Complex. Prior
                                                    to May 1998, Mr. Powers was Executive Vice
                                                    President; and Director of Marketing of Morgan
                                                    Stanley and Director of Dean Witter Discover &
                                                    Co. and Dean Witter Realty. Prior to 1996, Mr.
                                                    Powers was Director of Dean Witter Reynolds
                                                    Inc.
Wayne W. Whalen* (62)      Trustee      Trustee     Mr. Whalen is a Partner in the law firm of          98
333 West Wacker Drive                   since 1997  Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                                   (Illinois), legal counsel to certain funds
                                                    advised by the Advisers. Mr. Whalen is a
                                                    Trustee, Director or Managing General Partner
                                                    of other funds advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(56)
1 Parkview Plaza
Oakbrook Terrace, IL
60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person to certain of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Mr. Powers is an interested person of such funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                             President and Chief Investment Officer of funds in the Fund
                                                              Complex. Prior to December 2000, Executive Vice President
                                                              and Chief Investment Officer of Van Kampen Investments, and
                                                              President and Chief Operating Officer of the Advisers. Prior
                                                              to April 2000, Executive Vice President and Chief Investment
                                                              Officer for Equity Investments of the Advisers. Prior to
                                                              October 1998, Vice President and Senior Portfolio Manager
                                                              with AIM Capital Management, Inc. Prior to February 1998,
                                                              Senior Vice President and Portfolio Manager of Van Kampen
                                                              American Capital Asset Management, Inc., Van Kampen American
                                                              Capital Investment Advisory Corp. and Van Kampen American
                                                              Capital Management, Inc.
Joseph J. McAlinden (59)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc. and Director of Morgan
New York, NY 10020                                            Stanley Trust for 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of Americas       Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
New York, NY 10020                                            Distributor, Investor Services and certain other
                                                              subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VBF ANR 8/02                                                   Member NASD/SIPC.
                                                                 6946H02-AS-8/02